Exhibit 10.1

Home Properties, L.P.
Amendment No. Ninety-One to
Second Amended and Restated
Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties, L.P. (the “Partnership Agreement”) is hereby amended effective August 13, 2007 to substitute the “Schedule A” attached hereto for the “Schedule A” currently attached to the Partnership Agreement.  “Schedule A” is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

Home Properties, L.P.
Amendment No. Ninety-Two to
Second Amended and Restated
Agreement of Limited Partnership

Effective November 1, 2007, "Schedule A" to the Second Amended and Restated Agreement of Limited Partnership of Home Properties, L.P. (the “Partnership Agreement”) is hereby amended to reflect the issuance of limited partnership interests to the former partners of Behn Limited Liability Limited Partnership, as listed on Exhibit A.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary